UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2004


                            AMERICAN GOLDFIELDS INC.
             (Exact name of registrant as specified in its charter)

          Nevada                   000-49996                     71-0867612
          ------                   ---------                     ----------
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)            File Number)                Identification No.)

                           200-4170 Still Creek Drive
                          Burnaby, B.C., Canada V5C 6C6
                    (Address of principal executive offices)

                                  604-299-6600
              (Registrant's telephone number, including area code)


                                 ---------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 26, 2004, the directors of American Goldfields Inc. (the "Company") voted to appoint to the board of directors of the Company Mr. Richard Kern. Mr. Kern is an exploration geologist with over twenty-five years experience in base and precious metal exploration in the United States, Central and South America and Australia.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      American Goldfields Inc.
                                      (Registrant)

                                      By: /s/ Donald Neal
                                      Donald Neal, Chief Executive and Financial
                                      Officer, Treasurer and Secretary

Date:  May 26, 2004